[EV LOGO]

                                                             [PHOTO OF CURRENCY]
ANNUAL REPORT JANUARY 31, 2003

                                  EATON VANCE
[PHOTO OF MONUMENT]                HIGH YIELD
                                   MUNICIPALS
                                      FUND

[PHOTO OF SKYLINE]

EATON VANCE HIGH YIELD MUNICIPALS FUND                    AS OF JANUARY 31, 2003

                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE HIGH YIELD MUNICIPALS FUND                    AS OF JANUARY 31, 2003

LETTER TO SHAREHOLDERS

[PHOTO]
Thomas J. Fetter
President

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of those bonds in the municipal market.

THE PROCESS OF ESCROWING MUNICIPAL BONDS TO MATURITY...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

BENEFITS FOR ISSUERS: LOWER INTEREST RATES AND ADDED FLEXIBILITY...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

BENEFITS FOR INVESTORS: HIGHER QUALITY, SHORTER MATURITIES, ATTRACTIVE
COUPONS...

For investors, owning a bond that has been escrowed generally means an immediate upgrade in quality - and often in price - because the bond is backed by U.S. Treasuries. In addition, because these bonds are typically called at their earliest call date, they will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond, with its attractive coupon and no credit risk - or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The portfolio manager must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.

                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             March 5, 2003

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE HIGH YIELD MUNICIPALS FUND                    AS OF JANUARY 31, 2003

MANAGEMENT DISCUSSION

[PHOTO]
Thomas M. Metzold
Portfolio Manager

AN INTERVIEW WITH THOMAS M. METZOLD, PORTFOLIO MANAGER OF EATON VANCE HIGH YIELD MUNICIPALS FUND.

Q:   TOM, HOW DID THE FUND PERFORM IN THE PAST YEAR?

A: Eaton Vance High Yield Municipals Fund Class A had a total return of 7.59% during the year ended January 31, 2003, the result of an increase in net asset value per share (NAV) from $9.66 on January 31, 2002 to $9.73 on January 31, 2003, and the reinvestment of $0.643 in dividends.(1)

     Class B shares had a total return of 6.66% for the year ended January 31, 2003, the result of an increase in NAV from $9.64 on January 31, 2002 to $9.70 on January 31, 2003, and the reinvestment of $0.568 in dividends.(1)

     Class C shares had a total return of 6.61% for the year ended January 31, 2003.(1) That return was the result of an increase in NAV from $8.95 on January 31, 2002 to $9.00 on January 31, 2003, and the reinvestment of $0.528 in dividends.(1)

     Based on the Fund's most recent dividends and NAVs on January 31, 2003 of $9.73 per share for Class A, $9.70 for Class B, and $9.00 for Class C, the distribution rates were 6.68%, 5.93% and 5.94%, for Class A. Class B and Class C, respectively.(2) The distribution rates of Class A, Class B and Class C are equivalent to taxable rates of 10.88%, 9.66% and 9.67%, respectively.(3)

     The SEC 30-day yields for Class A, Class B and Class C shares at January 31 were 6.92%, 6.51% and 6.50%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 11.27%, 10.60% and 10.59%, respectively.(3)

Q:   HOW WOULD YOU CHARACTERIZE THE MUNICIPAL BOND MARKET OVER THE PAST YEAR?

A: The municipal market had another good year, as declining interest rates created a favorable environment for fixed-income investments. The municipal market was helped additionally by a trend among investors to opt for quality in an uncertain political climate. With the economy failing to generate a strong recovery, interest rates generally continued to trend lower in 2002. The Federal Reserve, which cut rates on 11 occasions in 2001 alone, stood pat through most of 2002. However, as the year drew to a close, economic data increasingly suggested that earlier stimulative efforts had fallen short. In response, the Fed lowered its Federal Funds rate another 50 basis points (0.50%) in November, to 1.25%, a 40-year low. That move prompted a continued rally by the bond market.

FUND INFORMATION
as of January 31, 2002

PERFORMANCE(5)                   CLASS A  CLASS B  CLASS C
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           7.59%   6.66%    6.61%
Five Years                         2.86    2.06     2.01
Life of Fund++                     6.16    5.29     3.58

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                           2.49%   1.66%    5.61%
Five Years                         1.86    1.74     2.01
Life of Fund++                     5.47    5.29     3.58

++   Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

FIVE LARGEST SECTOR WEIGHTINGS(6)

Industrial Development Revenue                20.5%

Senior Living/Life Care                       13.8%

Hospital                                      10.3%

Housing                                        7.8%

Nursing Homes                                  7.5%

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.19% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2003 was designated as an exempt-interest dividend.

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) After-tax rates assume maximum 38.6% federal income tax rate. Rates do not reflect state taxes. A lower rate would result in lower tax-equivalent yields. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class C 1-year SEC return reflects 1% CDSC. (6) Five largest sector weightings account for 59.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH YIELD MUNICIPALS FUND                    AS OF JANUARY 31, 2003
MANAGEMENT DISCUSSION CONT'D

     In that climate, the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - registered an impressive 7.46% total return for the year ended January 31, 2003.(1) Municipal bonds were among the leading asset classes in the past year and were especially impressive compared to equity returns, which were largely negative for the third straight year.

     Within the high-yield segment of the market, the default rate appears to have peaked in 2001, with many of the excesses that have plagued the market in recent years gradually appearing to be ironed out. That is very encouraging. Because many of the issuers in the high-yield segment tend to be economically sensitive, a full recovery will likely not occur until the economy experiences a more convincing rebound. But we believe that the worst for the high-yield segment is behind us.

Q:   HOW WOULD YOU EVALUATE THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?

A: The Fund's performance reflected the improvement in the tone of the high-yield municipal market. The 7.59% return of the Fund's A shares outperformed the 4.16% average return of the Lipper High Yield Municipal Debt Classification.(1) The Fund benefited from an increasing selectivity with respect to industrial development revenue (IDR) bonds. IDRs, which finance public projects that benefit private businesses, have tended to be sensitive to economic trends and to the underlying fundamentals of the companies involved in a project. For that reason, it is especially important to monitor company fundamentals closely in a weak economic environment. Another emphasis was on health care-related issues, which have tended to have defensive characteristics in a weak economy. The balance between defensive issues and selectivity among cyclical issues paid off for the Fund in the past year.

Q:   HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: IDRs remained the Portfolio's largest sector weighting at January 31, although, at 20.5%, the exposure was less than a year ago. Diversification
     - always an important consideration in portfolio selection - is especially critical in a slow economy. The Portfolio maintained a wide diversification across industry lines, including transportation, metals manufacturing, paper and packaging, cargo facilities, retailing and business services. While a weak economy can have a varying impact on different sectors, diversification avoids over-concentration in a single industry and thereby helps spread risk.

Q: YOU MENTIONED THAT HEATH CARE-RELATED BONDS PLAYED A PROMINENT ROLE. WHAT HEALTH CARE AREAS DID YOU EMPHASIZE?

A: Although the industry has become increasingly competitive in recent years, life care facilities have been relatively immune from economic fluctuations. With the "graying of America,"

PORTFOLIO QUALITY WEIGHTINGS(2)
-------------------------------

Non-Rated             72.3%
AAA                   11.4%
AA                     2.1%
A                      4.6%
BBB                    7.4%
BB                     0.4%
B                      1.0%
CCC                    0.8%


PORTFOLIO OVERVIEW(2)
---------------------

Number of Issues                    157
Average Rating(3)                  BBB-
Average Maturity              22.3 Yrs.
Effective Maturity            14.2 Yrs.
Average Call                   6.5 Yrs.
Average Dollar Price             $92.33

(1)  It is not possible to invest directly in an Index or Lipper Classification.

(2) Because the Fund is actively managed, Portfolio Quality Weightings and Portfolio Overview are subject to change.

(3) Average Rating includes Eaton Vance's internal ratings assigned to non-rated bonds.

EATON VANCE HIGH YIELD MUNICIPALS FUND                    AS OF JANUARY 31, 2003
MANAGEMENT DISCUSSION CONT'D

     many families have found life care facilities an attractive long-term health care alternative for seniors. These bonds tend to be research-intensive, however, as some markets have witnessed a surplus of beds due to overbuilding. It's been important, therefore, to consider carefully a community's demographics when investing in the life care sector.

     Elsewhere in the health care area, acute care hospitals were a fairly large commitment for the Portfolio. The hospital sector has also faced a more competitive environment, with increasing pressures to contain costs and focus on popular health care specialties. We've emphasized institutions with good cash flow, reasonable cost structures and impressive market share.

Q: NON-RATED BONDS CONSTITUTED 72.3% OF THE PORTFOLIO AT JANUARY 31. COULD YOU DISCUSS THAT ASPECT OF THE PORTFOLIO?

A: Yes. The Portfolio's investment universe consists predominantly of municipal bonds rated BBB and below as well as non-rated bonds of comparable quality. Issues are often non-rated because they are too small to justify the added expense of getting a rating from one of the major rating agencies, such as Moody's or Standard & Poor's. However, if rated, most would warrant BBB or BB ratings. The non-rated segment spans many sectors of the municipal market, including transportation, IDRs, utilities, solid waste facilities, hospitals, housing projects, nursing homes and senior living facilities. While they may provide a broad range of opportunities, non-rated bonds require in-depth research. Eaton Vance has intensified our efforts in this area of the market in recent years by adding research capabilities and dedicated analysts, and by developing our own strict internal credit standards. While the non-rated segment involves higher risk and requires close monitoring, we believe it remains a source of good tax-exempt income opportunities.

Q: TOM, ECONOMIC AND POLITICAL EVENTS REMAIN CONCERNS FOR MANY. WHAT ROLE CAN MUNICIPAL BONDS PLAY FOR TODAY'S INVESTOR?

A: Clearly, there has been a lot for investors to digest over the past three years. The weak recovery has frustrated many, while geopolitical events are a growing concern. These developments have added to the volatility of the financial markets. In addition, the outlook on taxes has become more clouded than ever. While Congress debates the advisability of cuts in federal tax rates, revenue shortfalls may force tax hikes at the state level.

     With many investors still jittery over political uncertainties, the municipal market represents a source of attractive income, which has generally experienced less volatility than the equity markets. And for tax-conscious investors, the municipal market is one of the few remaining ways to reduce one's tax bill. History has demonstrated time and again the benefits of tax-exempt investing, and I believe that municipal bonds can still play a valuable role in a diversified investment portfolio.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE HIGH YIELD MUNICIPALS FUND                    AS OF JANUARY 31, 2003
MANAGEMENT DISCUSSION CONT'D

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE HIGH YIELD MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*
April 31, 1995 -- January 31, 2003

[EDGAR REPRESENTATION OF PLOT POINTS]

                                     EATON VANCE
                                     HIGH YIELD
                EATON VANCE        MUNICIPALS FUND
                HIGH YIELD             CLASS B                  LEHMAN BROTHERS
              MUNICIPALS FUND         WITH SALES                MUNICIPAL BOND
                  CLASS B               CHARGE                       INDEX
   8/31/1995      10,000               N/A                          10,000
   9/30/1995      10,183                                            10,063
  10/31/1995      10,358                                            10,209
  11/30/1995      10,612                                            10,379
  12/31/1995      10,747                                            10,479
   1/31/1996      10,764                                            10,558
   2/29/1996      10,687                                            10,487
   3/31/1996      10,526                                            10,353
   4/30/1996      10,428                                            10,323
   5/31/1996      10,564                                            10,319
   6/30/1996      10,675                                            10,432
   7/31/1996      10,821                                            10,526
   8/31/1996      10,897                                            10,524
   9/30/1996      11,049                                            10,671
  10/31/1996      11,206                                            10,791
  11/30/1996      11,378                                            10,989
  12/31/1996      11,403                                            10,943
   1/31/1997      11,403                                            10,963
   2/28/1997      11,506                                            11,064
   3/31/1997      11,404                                            10,917
   4/30/1997      11,478                                            11,008
   5/31/1997      11,598                                            11,174
   6/30/1997      11,909                                            11,293
   7/31/1997      12,348                                            11,605
   8/31/1997      12,294                                            11,497
   9/30/1997      12,408                                            11,633
  10/31/1997      12,564                                            11,708
  11/30/1997      12,649                                            11,777
  12/31/1997      12,904                                            11,949
   1/31/1998      13,075                                            12,072
   2/28/1998      13,182                                            12,076
   3/31/1998      13,243                                            12,086
   4/30/1998      13,195                                            12,032
   5/31/1998      13,342                                            12,222
   6/30/1998      13,399                                            12,270
   7/31/1998      13,292                                            12,301
   8/31/1998      13,482                                            12,491
   9/30/1998      13,513                                            12,647
  10/31/1998      13,462                                            12,647
  11/30/1998      13,426                                            12,691
  12/31/1998      13,420                                            12,723
   1/31/1999      13,524                                            12,874
   2/28/1999      13,475                                            12,818
   3/31/1999      13,513                                            12,836
   4/30/1999      13,557                                            12,868
   5/31/1999      13,447                                            12,793
   6/30/1999      13,257                                            12,609
   7/31/1999      13,239                                            12,655
   8/31/1999      13,030                                            12,553
   9/30/1999      12,950                                            12,559
  10/31/1999      12,673                                            12,423
  11/30/1999      12,694                                            12,555
  12/31/1999      12,463                                            12,461
   1/31/2000      12,264                                            12,407
   2/29/2000      12,393                                            12,551
   3/31/2000      12,538                                            12,825
   4/30/2000      12,461                                            12,750
   5/31/2000      12,222                                            12,683
   6/30/2000      12,487                                            13,019
   7/31/2000      12,640                                            13,201
   8/31/2000      12,852                                            13,404
   9/30/2000      12,822                                            13,334
  10/31/2000      12,818                                            13,480
  11/30/2000      12,799                                            13,582
  12/31/2000      12,978                                            13,917
   1/31/2001      13,002                                            14,055
   2/28/2001      13,156                                            14,100
   3/31/2001      13,267                                            14,226
   4/30/2001      13,049                                            14,072
   5/31/2001      13,190                                            14,223
   6/30/2001      13,362                                            14,319
   7/31/2001      13,563                                            14,531
   8/31/2001      13,790                                            14,770
   9/30/2001      13,585                                            14,721
  10/31/2001      13,600                                            14,888
  11/30/2001      13,582                                            14,770
  12/31/2001      13,497                                            14,631
   1/31/2002      13,572                                            14,884
   2/28/2002      13,724                                            15,064
   3/31/2002      13,614                                            14,769
   4/30/2002      13,752                                            15,057
   5/31/2002      13,803                                            15,149
   6/30/2002      13,977                                            15,309
   7/31/2002      14,113                                            15,506
   8/31/2002      14,227                                            15,692
   9/30/2002      14,505                                            16,036
  10/31/2002      14,190                                            15,770
  11/30/2002      14,246                                            15,704
  12/31/2002      14,600                                            16,036
   1/31/2003      14,462                                            15,995

PERFORMANCE**                     CLASS A   CLASS B   CLASS C
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                            7.59%    6.66%     6.61%
Five Years                          2.86     2.06      2.01
Life of Fund++                      6.16     5.29      3.58

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                            2.49%    1.66%     5.61%
Five Years                          1.86     1.74      2.01
Life of Fund++                      5.47     5.29      3.58

++   Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

* Sources: Thomson Financial; Lipper Inc. Investment operations commenced 8/7/95. The chart uses closest month-end after inception.

     The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in Class A shares on 8/7/95 at net asset value would have grown to $15,356 on January 31, 2003; $14,623, including the 4.75% sales charge.An investment in the Fund's Class C shares on 6/18/97 at net asset value would have been worth $12,193 on January 31, 2003.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
     - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graphs and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2003
Assets
------------------------------------------------------
Investment in High Yield Municipals
   Portfolio, at value
   (identified cost, $384,346,018)        $373,158,861
Receivable for Fund shares sold              1,279,340
------------------------------------------------------
TOTAL ASSETS                              $374,438,201
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $  1,517,616
Dividends payable                            1,170,575
Payable to affiliate for distribution
   and service fees                             78,600
Payable to affiliate for Trustees' fees             39
Accrued expenses                                62,492
------------------------------------------------------
TOTAL LIABILITIES                         $  2,829,322
------------------------------------------------------
NET ASSETS                                $371,608,879
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $414,024,714
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (31,486,037)
Accumulated undistributed net investment
   income                                      257,359
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                        (11,187,157)
------------------------------------------------------
TOTAL                                     $371,608,879
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $147,004,066
SHARES OUTSTANDING                          15,111,586
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.73
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.73)       $      10.22
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $188,958,954
SHARES OUTSTANDING                          19,483,455
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.70
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 35,645,859
SHARES OUTSTANDING                           3,958,880
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.00
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2003
Investment Income
------------------------------------------------------
Interest allocated from Portfolio         $ 29,277,030
Expenses allocated from Portfolio           (2,577,534)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 26,699,496
------------------------------------------------------
Expenses
------------------------------------------------------
Trustees' fees and expenses               $      1,743
Distribution and service fees
   Class A                                     364,077
   Class B                                   1,894,011
   Class C                                     284,123
Transfer and dividend disbursing agent
   fees                                        193,926
Registration fees                               54,282
Custodian fee                                   32,975
Printing and postage                            27,566
Legal and accounting services                   17,123
Miscellaneous                                   12,956
------------------------------------------------------
TOTAL EXPENSES                            $  2,882,782
------------------------------------------------------

NET INVESTMENT INCOME                     $ 23,816,714
------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(21,277,786)
   Interest rate swap contracts                (49,042)
------------------------------------------------------
NET REALIZED LOSS                         $(21,326,828)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 22,293,707
   Financial futures contracts                (119,329)
   Interest rate swap contracts                  9,185
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 22,183,563
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $    856,735
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 24,673,449
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             JANUARY 31, 2003  JANUARY 31, 2002
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     23,816,714  $     20,223,792
   Net realized loss                           (21,326,828)         (513,448)
   Net change in unrealized
      appreciation (depreciation)               22,183,563        (3,994,576)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $     24,673,449  $     15,715,768
----------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $     (9,622,365) $     (8,567,678)
      Class B                                  (11,092,978)      (10,851,672)
      Class C                                   (1,664,380)       (1,133,289)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (22,379,723) $    (20,552,639)
----------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     43,181,989  $     50,343,699
      Class B                                   33,231,644        28,949,870
      Class C                                   17,681,401        10,362,513
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    2,317,469         2,263,363
      Class B                                    3,011,806         3,034,869
      Class C                                      713,042           543,624
   Cost of shares redeemed
      Class A                                  (34,446,530)      (33,278,721)
      Class B                                  (35,727,928)      (33,551,956)
      Class C                                   (6,299,795)       (4,406,431)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     23,663,098  $     24,260,830
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     25,956,824  $     19,423,959
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    345,652,055  $    326,228,096
----------------------------------------------------------------------------
AT END OF YEAR                            $    371,608,879  $    345,652,055
----------------------------------------------------------------------------

Accumulated undistributed
net investment income (loss)
included in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $        257,359  $     (1,154,920)
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS A
                                  ----------------------------------------------------------------------------
                                                             YEAR ENDED JANUARY 31,
                                  ----------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001(1)        2000         1999(1)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.660           $  9.800          $  9.790      $ 11.380      $ 11.570
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income              $  0.682           $  0.627          $  0.640      $  0.640      $  0.647
Net realized and unrealized
   gain (loss)                        0.031             (0.128)            0.015        (1.585)       (0.176)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.713           $  0.499          $  0.655      $ (0.945)     $  0.471
--------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------
From net investment income         $ (0.643)          $ (0.639)         $ (0.645)     $ (0.645)     $ (0.661)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.643)          $ (0.639)         $ (0.645)     $ (0.645)     $ (0.661)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  9.730           $  9.660          $  9.800      $  9.790      $ 11.380
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        7.59%              5.18%             6.89%        (8.62)%        4.16%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $147,004           $134,950          $117,525      $114,610      $128,347
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.05%              1.07%             1.08%         1.01%         0.95%
   Expenses after custodian
      fee reduction(4)                 1.05%              1.07%             1.08%         1.00%         0.94%
   Net investment income               7.01%              6.37%             6.52%         5.95%         5.60%
Portfolio Turnover of the
   Portfolio                             15%                24%               30%           58%           25%
--------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS B
                                  ----------------------------------------------------------------------------
                                                             YEAR ENDED JANUARY 31,
                                  ----------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001(1)        2000         1999(1)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.640           $  9.770          $  9.750      $ 11.330      $ 11.520
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income              $  0.606           $  0.545          $  0.559      $  0.554      $  0.554
Net realized and unrealized
   gain (loss)                        0.022             (0.120)            0.016        (1.579)       (0.167)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.628           $  0.425          $  0.575      $ (1.025)     $  0.387
--------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------
From net investment income         $ (0.568)          $ (0.555)         $ (0.555)     $ (0.555)     $ (0.577)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.568)          $ (0.555)         $ (0.555)     $ (0.555)     $ (0.577)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  9.700           $  9.640          $  9.770      $  9.750      $ 11.330
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        6.66%              4.38%             6.02%        (9.32)%        3.44%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $188,959           $187,232          $191,418      $204,348      $237,497
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.80%              1.82%             1.87%         1.77%         1.72%
   Expenses after custodian
      fee reduction(4)                 1.80%              1.82%             1.87%         1.76%         1.71%
   Net investment income               6.25%              5.56%             5.72%         5.18%         4.83%
Portfolio Turnover of the
   Portfolio                             15%                24%               30%           58%           25%
--------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS C
                                  ---------------------------------------------------------------------------
                                                            YEAR ENDED JANUARY 31,
                                  ---------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001(1)        2000        1999(1)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.950           $ 9.060            $ 9.030      $10.490       $10.680
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income               $ 0.561           $ 0.511            $ 0.516      $ 0.505       $ 0.506
Net realized and unrealized
   gain (loss)                        0.017            (0.112)             0.019       (1.460)       (0.169)
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.578           $ 0.399            $ 0.535      $(0.955)      $ 0.337
-------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income          $(0.528)          $(0.509)           $(0.505)     $(0.505)      $(0.527)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.528)          $(0.509)           $(0.505)     $(0.505)      $(0.527)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.000           $ 8.950            $ 9.060      $ 9.030       $10.490
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        6.61%             4.43%              6.04%       (9.38)%        3.22%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $35,646           $23,470            $17,285      $17,699       $24,576
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.80%             1.82%              1.89%        1.84%         1.79%
   Expenses after custodian
      fee reduction(4)                 1.80%             1.82%              1.89%        1.83%         1.78%
   Net investment income               6.22%             5.62%              5.70%        5.09%         4.73%
Portfolio Turnover of the
   Portfolio                             15%               24%                30%          58%           25%
-------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Yield Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at January 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable (if any) and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $22,480,295, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire January 31, 2011 ($12,893,267), January 31, 2010 ($628,329),
   January 31, 2009 ($4,844,026), January 31, 2008 ($2,693,858) and January 31,
   2006 ($1,420,815). Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   Additionally, at January 31, 2003, the Fund had net capital losses of $8,467,460 attributable to security transactions incurred after October 31, 2002. These capital losses are treated as arising on the first day of the Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2003         2002
    ------------------------------------------------------------------
    Sales                                      4,438,698    5,127,035
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 238,095      230,095
    Redemptions                               (3,531,575)  (3,385,497)
    ------------------------------------------------------------------
    NET INCREASE                               1,145,218    1,971,633
    ------------------------------------------------------------------

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2003         2002
    ------------------------------------------------------------------
    Sales                                      3,420,524    2,953,981
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 310,133      309,470
    Redemptions                               (3,679,541)  (3,432,150)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       51,116     (168,699)
    ------------------------------------------------------------------

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS C                                      2003         2002
    ------------------------------------------------------------------
    Sales                                      1,954,655    1,140,213
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  79,099       59,831
    Redemptions                                 (698,553)    (484,826)
    ------------------------------------------------------------------
    NET INCREASE                               1,335,201      715,218
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisor fee earned by BMR. Certain officers and Trustees of the Fund and of the Portfolio are officers of EVM and BMR. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended January 31, 2003, no significant amounts have been earned. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $36,799 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2003.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,420,658 and $213,092 for Class B and Class C shares, respectively, to or payable to EVD for the year ended January 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $16,962,000 and $4,377,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2003 amounted to $364,077, $473,353, and $71,031 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $433,000 and $4,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended January 31, 2003.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended January 31, 2003 aggregated $93,176,293 and $94,516,370, respectively.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE
MUNICIPALS TRUST II AND SHAREHOLDERS
OF EATON VANCE HIGH YIELD MUNICIPALS FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipals Fund (one of the series of Eaton Vance Municipals Trust II) (the "Trust") as of January 31, 2003 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund as of January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 2003

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 3.2%
-------------------------------------------------------------------------
    $ 7,000        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $  7,145,110
      2,876        Ohio Water Development Authority, Solid
                   Waste Disposal, (Bay Shore Power),
                   6.625%, 9/1/20                               2,845,802
      2,000        Ohio Water Development Authority, Solid
                   Waste Disposal, (Bay Shore Power),
                   (AMT), 5.875%, 9/1/20                        1,819,380
-------------------------------------------------------------------------
                                                             $ 11,810,292
-------------------------------------------------------------------------
Education -- 1.5%
-------------------------------------------------------------------------
    $ 3,000        California Educational Facilities
                   Authority, Residual Certificates,
                   Variable Rate, 12/1/32(1)(2)              $  3,325,260
      2,000        New Hampshire HEFA, (Colby-Sawyer
                   College), 7.50%, 6/1/26(3)                   2,117,360
-------------------------------------------------------------------------
                                                             $  5,442,620
-------------------------------------------------------------------------
Electric Utilities -- 4.5%
-------------------------------------------------------------------------
    $ 4,200        Clark County, NV, (Nevada Power), (AMT),
                   5.90%, 10/1/30                            $  3,546,144
      1,250        Connecticut Development Authority,
                   (Connecticut Light and Power), Variable
                   Rate, 9/1/22(1)(4)                           1,364,800
      2,500        Connecticut Development Authority,
                   (Western Mass Electric), Variable Rate,
                   9/1/22(1)(4)                                 2,729,600
      3,500        Intermountain Power Agency, UT, Variable
                   Rate, 7/1/11(4)                              3,678,395
      3,965        Matagorda County, TX, Navigation
                   District No.1, (Reliant Energy) ,
                   5.95%, 5/1/30                                3,248,168
      1,500        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                1,390,155
        946        Salt River, AZ, Agricultural
                   Improvements and Power District
                   Electric, Residual Certificates,
                   Variable Rate, 1/1/25(1)(4)                    945,604
-------------------------------------------------------------------------
                                                             $ 16,902,866
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.6%
-------------------------------------------------------------------------
    $10,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  3,688,300
      3,500        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity,
                   0.00%, 10/1/22                               1,290,905
      3,295        Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/25                               1,010,379
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
-------------------------------------------------------------------------
    $ 2,880        Kimball, NE, EDA, (Clean Harbors),
                   (AMT), Prerefunded to 9/1/06,
                   10.75%, 9/1/26                            $  3,779,280
-------------------------------------------------------------------------
                                                             $  9,768,864
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 6.0%
-------------------------------------------------------------------------
    $ 2,845        Illinois Development Finance Authority,
                   (Community Rehabilitation Providers),
                   5.60%, 7/1/19                             $  2,647,016
      3,500        Osceola County, FL, IDA, Community
                   Provider Pooled Loan-93, 7.75%, 7/1/17       3,561,005
      2,399        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 6.75%, 12/1/36                2,506,390
      1,237        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.00%, 12/1/36                1,302,529
      1,023        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.00%, 12/1/36                1,077,280
      2,232        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.75%, 12/1/36                2,331,927
      1,877        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.90%, 12/1/36                1,991,566
        352        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.25%, 12/1/36                  378,814
        800        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.375%, 12/1/36                 846,723
      2,215        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.50%, 12/1/36                2,313,175
        930        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.70%, 12/1/36                  987,816
      1,860        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.81%, 9/1/36                 1,981,063
        558        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.875%, 12/1/36                 597,109
-------------------------------------------------------------------------
                                                             $ 22,522,413
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Hospital -- 10.3%
-------------------------------------------------------------------------
    $ 2,000        Allegheny County, PA, Hospital
                   Development Authority, (West
                   Pennsylvania Allegheny Health System),
                   9.25%, 11/15/30                           $  2,199,640
      2,500        California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(1)(4)                          2,810,725
      2,250        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29      2,020,185
      4,500        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                               4,592,835
      3,685        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.25%, 10/1/18                               4,323,316
      3,700        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28                              4,362,263
      2,500        John Tolfree Health System Corp., MI,
                   6.00%, 9/15/23                               2,465,200
      2,000        New Hampshire HEFA, (Littleton
                   Hospital), 6.00%, 5/1/28                     1,582,720
      1,000        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.00%, 8/15/08         828,830
      1,500        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.20%, 8/15/11       1,196,640
      3,010        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.625%, 8/15/29      2,204,524
      1,500        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.75%, 8/15/12       1,255,605
      2,560        Oneida County, NY, Industrial
                   Development Agency, (Elizabeth Medical
                   Center) , 6.00%, 12/1/29                     2,246,144
        875        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/13(5)                              283,500
      5,900        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/23(5)                            1,911,600
      1,785        San Gorgonio, CA, (Memorial Health Care
                   District), 5.75%, 5/1/20                     1,540,883
      2,500        Sullivan County, TN, Health Educational
                   and Housing Facility Board, (Wellmont
                   Health System), 6.25%, 9/1/32                2,510,400
-------------------------------------------------------------------------
                                                             $ 38,335,010
-------------------------------------------------------------------------
Housing -- 7.8%
-------------------------------------------------------------------------
    $   990        Atlanta, GA, Urban Residential Finance
                   Authority, (New Community John Hope
                   Project), (AMT), 7.25%, 6/1/07            $    971,210
      2,500        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20         2,569,575
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Housing (continued)
-------------------------------------------------------------------------
    $ 1,240        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05      $  1,237,408
      1,855        Jefferson County, MO, IDA, Multifamily,
                   (Riverview Bend Apartments), (AMT),
                   6.75%, 11/1/29                               1,812,131
        490        Jefferson County, MO, IDA, Multifamily,
                   (Riverview Bend Apartments), (AMT),
                   7.125%, 11/1/29                                487,026
      3,925        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.375%, 1/1/19        3,634,825
      1,500        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.625%, 7/1/33        1,370,070
      2,340        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 8.00%, 1/1/34         2,138,643
      5,000        Muni Mae Tax-Exempt Bond, LLC, (AMT),
                   6.875%, 6/30/09                              5,305,450
      3,290        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                               3,064,799
      1,460        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                               1,344,178
      1,875        Texas Student Housing Corp., (University
                   of Northern Texas), 9.375%, 7/1/06           1,865,062
      2,000        Texas Student Housing Corp., (University
                   of Northern Texas), 11.00%, 7/1/31           1,974,760
      1,250        Virginia Housing Development Authority,
                   RITES, (AMT), Variable Rate,
                   7/1/21(1)(4)                                 1,321,025
-------------------------------------------------------------------------
                                                             $ 29,096,162
-------------------------------------------------------------------------
Industrial Development Revenue -- 20.5%
-------------------------------------------------------------------------
    $ 2,370        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   6.50%, 10/1/24                            $  2,112,254
      3,065        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   9.25%, 10/1/21                               3,434,608
      2,000        Camden County, NJ, (Holt Hauling),
                   (AMT), 9.875%, 1/1/21(5)                       397,500
      3,900        Carbon County, UT, (Laidlaw
                   Environmental Services Inc.), (AMT),
                   7.45%, 7/1/17                                3,807,336
      5,000        Dallas-Fort Worth, TX, International
                   Airport Facility Improvements Corp.,
                   (American Airlines), (AMT),
                   5.95%, 5/1/29                                2,125,000
      3,000        Denver, CO, City and County Special
                   Facilities, (United Airlines), (AMT),
                   6.875%, 10/1/32                              1,500,000
      8,000        Effingham County, GA, Solid Waste
                   Disposal, (Fort James), (AMT),
                   5.625%, 7/1/18                               5,652,080
        880        Florence County, SC, (Stone Container),
                   7.375%, 2/1/07                                 884,743
      2,000        Gulf Coast, TX, Waste Disposal,
                   (Champion International), (AMT),
                   6.875%, 12/1/28                              2,056,660

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 2,700        Hancock County, KY, (Southwire Co.),
                   (AMT), 7.75%, 7/1/25                      $  2,732,562
      4,000        Hardeman County, TN, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17             4,022,200
      4,200        Houston, TX, Airport System,
                   (Continental Airlines), 6.75%, 7/1/29        2,916,438
      6,965        Indianapolis, IN, Airport Authority,
                   (United Airlines), (AMT),
                   6.50%, 11/15/31                              2,994,950
      4,065        Kansas City, MO, IDA, (Airline Cargo
                   Facilities), (AMT), 8.50%, 1/1/17            4,208,982
      2,500        Los Angeles, CA, Regional Airports
                   Improvements Corp., (Terminal Four),
                   (AMT), 7.50%, 12/1/24                        1,831,200
      2,730        Maryland EDA, (AFCO Cargo), (AMT),
                   6.50%, 7/1/24                                2,557,955
      3,400        Morgantown, KY, Solid Waste Revenue,
                   (IMCO Recycling, Inc.), (AMT),
                   7.45%, 5/1/22                                3,364,844
        920        New Albany, IN, IDA, (K-Mart),
                   7.40%, 6/1/06                                  700,120
     10,000        New Jersey EDA, (Continental Airlines),
                   (AMT), 6.25%, 9/15/29                        7,057,900
        500        New Jersey EDA, (Holt Hauling),
                   8.95%, 12/15/18(5)                             456,000
      4,000        New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27(5)                             3,984,000
      4,000        New York City, NY, Industrial
                   Development Agency, (American Airlines,
                   Inc.), (AMT), 8.50%, 8/1/28                  1,779,960
      2,000        Perry County, KY, TJ International Inc.,
                   (AMT), 6.55%, 4/15/27                        2,065,460
      1,700        Phoenix, AZ, IDA, (America West
                   Airlines, Inc.), (AMT), 6.25%, 6/1/19          612,527
      5,800        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26              1,681,942
     22,211        Robbins, IL, Resource Recovery, (AMT),
                   0.00%, 10/15/09                              5,833,449
        214        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/09                                118,877
      6,206        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/24                              2,730,441
      1,797        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(5)                              3,594
        703        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(5)                              1,406
      3,000        Rumford, ME, Solid Waste Disposal,
                   (Boise Cascade Corp.), 6.875%, 10/1/26       2,965,770
-------------------------------------------------------------------------
                                                             $ 76,590,758
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Electric Utilities -- 0.5%
-------------------------------------------------------------------------
    $ 1,500        Puerto Rico Electric Power Authority,
                   RITES, (FSA), Variable Rate,
                   7/1/20(1)(2)                              $  1,687,695
-------------------------------------------------------------------------
                                                             $  1,687,695
-------------------------------------------------------------------------
Insured-General Obligations -- 1.8%
-------------------------------------------------------------------------
    $ 1,000        California, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/30(1)(2)     $  1,120,480
      4,900        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(1)(2)                                 5,544,350
-------------------------------------------------------------------------
                                                             $  6,664,830
-------------------------------------------------------------------------
Insured-Hospital -- 0.8%
-------------------------------------------------------------------------
    $ 2,415        California Statewide Communities
                   Development Authority, (Sutter Health),
                   Residual Certificates, (FSA), Variable
                   Rate, 8/15/27(1)(2)                       $  3,045,315
-------------------------------------------------------------------------
                                                             $  3,045,315
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.7%
-------------------------------------------------------------------------
    $11,695        Metropolitan Pier and Exposition
                   Authority, (McCormick Place Expansion),
                   IL, (MBIA), 0.00%, 12/15/38               $  1,595,900
     33,440        Metropolitan Pier and Exposition
                   Authority, (McCormick Place Expansion),
                   IL, (MBIA), 0.00%, 6/15/40                   4,192,707
         75        South Orange County, CA, Public
                   Financing Authority, (FGIC), DRIVERS,
                   Variable Rate, 8/15/15(1)(4)                   627,750
-------------------------------------------------------------------------
                                                             $  6,416,357
-------------------------------------------------------------------------
Insured-Transportation -- 3.9%
-------------------------------------------------------------------------
    $ 2,985        Monroe County, NY, Airport Authority,
                   (MBIA), DRIVERS, (AMT), Variable Rate,
                   1/1/18(1)(4)                              $  3,792,622
      5,000        New Jersey Transportation Trust Fund
                   Authority, (XLCA), Variable Rate,
                   6/15/17(1)(4)                                5,360,650
      2,000        New Jersey Turnpike Authority, RITES,
                   (MBIA), Variable Rate, 7/1/23(1)(2)          2,336,600
      3,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), Variable Rate,
                   7/1/32(1)(2)                                 3,175,740
-------------------------------------------------------------------------
                                                             $ 14,665,612
-------------------------------------------------------------------------
Miscellaneous -- 4.2%
-------------------------------------------------------------------------
    $ 8,000        Capital Trust Agency, FL, (Seminole
                   Tribe Convention), 10.00%, 10/1/33        $  8,225,840
      3,000        Colorado River Indian Tribe, AZ,
                   6.25%, 8/1/04                                3,078,630
      1,200        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(1)(2)      1,628,496

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Miscellaneous (continued)
-------------------------------------------------------------------------
    $ 2,765        Santa Fe, NM, (1st Interstate Plaza),
                   8.00%, 7/1/13                             $  2,808,169
-------------------------------------------------------------------------
                                                             $ 15,741,135
-------------------------------------------------------------------------
Nursing Home -- 7.5%
-------------------------------------------------------------------------
    $ 3,360        Bell County, TX, (Heritage Oaks
                   Healthcare), 6.70%, 6/1/29                $  2,343,533
      3,155        Clovis, NM, IDR, (Retirement Ranches,
                   Inc.), 7.75%, 4/1/19                         3,300,698
      2,300        Colorado HFA, (Volunteers of America),
                   5.75%, 7/1/20                                1,961,624
      3,600        Colorado HFA, (Volunteers of America),
                   5.875%, 7/1/28                               2,957,256
      1,100        Colorado HFA, (Volunteers of America),
                   6.00%, 7/1/29                                  927,894
      2,500        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25               2,508,000
      1,195        Mississippi Business Finance Corp.,
                   (Magnolia Healthcare), 7.99%, 7/1/25         1,233,359
      2,000        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                1,727,300
      3,868        Tarrant County, TX, Health Facilities
                   Authority, 8.00%, 9/1/25                     3,811,915
      1,526        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.125%, 9/1/09(5)                              64,846
      4,577        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.25%, 9/1/19(5)                              194,537
      3,260        Westmoreland, PA, (Highland Health
                   Systems, Inc.), 9.25%, 6/1/22                3,352,812
      3,790        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               3,585,681
-------------------------------------------------------------------------
                                                             $ 27,969,455
-------------------------------------------------------------------------
Other Revenue -- 0.9%
-------------------------------------------------------------------------
    $ 3,715        Iowa Finance Authority, (Southbridge
                   Mall), 6.375%, 12/1/13                    $  3,471,853
-------------------------------------------------------------------------
                                                             $  3,471,853
-------------------------------------------------------------------------
Senior Living / Life Care -- 13.8%
-------------------------------------------------------------------------
    $ 7,820        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                           $  7,263,372
      2,500        Arizona Health Facilities Authority,
                   (Care Institute, Inc. - Mesa),
                   7.625%, 1/1/26(6)                            1,937,225
      1,000        Chester, PA, IDA, (Senior Life-Choice of
                   Kimberton), (AMT), 8.50%, 9/1/25             1,051,410
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Senior Living / Life Care (continued)
-------------------------------------------------------------------------
    $ 1,870        Chester, PA, IDA, (Senior Life-Choice of
                   Paoli), (AMT), 8.05%, 1/1/24              $  1,922,977
      3,500        Delaware County, PA, (White Horse
                   Village), 7.30%, 7/1/14                      3,577,910
      1,585        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.625%, 9/1/25                        1,677,992
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/13                           396,480
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/13                           378,410
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/14                           359,290
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/14                           342,830
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/15                           325,200
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/15                           309,460
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/16                           294,460
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/16                           280,130
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/17                           266,410
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/17                           253,490
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/18                           241,160
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/18                           229,390
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/19                           218,260
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/19                           207,620
      1,915        Grove City, PA, Area Hospital Authority,
                   (Grove Manor), 6.625%, 8/15/29               1,898,397
      3,630        Illinois Development Finance Authority,
                   (Care Institute, Inc. - Illinois),
                   7.80%, 6/1/25                                3,764,854
      7,500        Kansas City, MO, IDA, (Kingswood United
                   Methodist Manor), 5.875%, 11/15/29           6,516,900
      3,460        Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25               3,464,117
      5,270        Massachusetts IFA, (Forge Hill), (AMT),
                   6.75%, 4/1/30                                4,976,198
      3,200        Minneapolis, MN, (Walker Methodist
                   Senior Services), 6.00%, 11/15/28            2,757,312

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Senior Living / Life Care (continued)
-------------------------------------------------------------------------
    $ 3,500        New Jersey EDA, (Chelsea at East
                   Brunswick), (AMT), 8.25%, 10/1/26         $  2,825,655
      5,205        North Miami, FL, Health Care Facilities,
                   (Imperial Club), 8.00%, 1/1/33               3,913,171
-------------------------------------------------------------------------
                                                             $ 51,650,080
-------------------------------------------------------------------------
Special Tax Revenue -- 2.7%
-------------------------------------------------------------------------
    $ 2,240        Bell Mountain Ranch, CO, Metropolitan
                   District, 6.625%, 11/15/25                $  2,294,925
      3,400        Bell Mountain Ranch, CO, Metropolitan
                   District, 7.375%, 11/15/19                   3,652,348
      3,800        Cottonwood, CO, Water and Sanitation
                   District, 7.75%, 12/1/20                     4,073,372
-------------------------------------------------------------------------
                                                             $ 10,020,645
-------------------------------------------------------------------------
Transportation -- 2.3%
-------------------------------------------------------------------------
    $   930        Eagle County, CO, (Eagle County Airport
                   Terminal), (AMT), 7.00%, 5/1/21           $    883,844
      1,375        Eagle County, CO, (Eagle County Airport
                   Terminal), (AMT), 7.125%, 5/1/31             1,311,530
        500        Eagle County, CO, (Eagle County Airport
                   Terminal), (AMT), 7.50%, 5/1/21                500,020
      5,250        Northwest Arkansas Regional Airport
                   Authority, (AMT), 7.625%, 2/1/27             5,729,588
-------------------------------------------------------------------------
                                                             $  8,424,982
-------------------------------------------------------------------------
Water and Sewer -- 1.5%
-------------------------------------------------------------------------
    $ 3,600        California Department Water Resource
                   Power Supply, 5.125%, 5/1/18              $  3,662,928
      1,800        Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 1/1/18(1)(4)                  1,796,490
-------------------------------------------------------------------------
                                                             $  5,459,418
-------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $375,064,803)                            $365,686,362
-------------------------------------------------------------------------

COMMON STOCKS -- 0.1%

SECURITY                                  SHARES    VALUE
----------------------------------------------------------------
Coal -- 0.1%
----------------------------------------------------------------
Horizon Natural Resources Company(5)       172,103  $    550,730
----------------------------------------------------------------
                                                    $    550,730
----------------------------------------------------------------
Total Common Stocks
   (identified cost $2,237,339)                     $    550,730
----------------------------------------------------------------
Total Investments -- 98.1%
   (identified cost $377,302,142)                   $366,237,092
----------------------------------------------------------------
Other Assets, Less Liabilities -- 1.9%              $  6,921,867
----------------------------------------------------------------
Net Assets -- 100.0%                                $373,158,959
----------------------------------------------------------------

 At January 31, 2003, the concentration of the Portfolio's investments in various states, determined as a percentage of net assets individually represent less than 10% in each state.

 The Portfolio invests primarily in debt securities issued by municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2003, 8.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.2% to 3.7% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (4)  Security has been issued as an inverse floater bond.
 (5)  Non-income producing security.
 (6)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2003
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $377,302,142)        $366,237,092
Interest receivable                          8,667,383
Prepaid expenses                                   915
------------------------------------------------------
TOTAL ASSETS                              $374,905,390
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $  1,541,876
Payable for daily variation margin on
   open financial futures contracts             99,034
Payable to affiliate for Trustees' fees            246
Due to bank                                     49,568
Accrued expenses                                55,707
------------------------------------------------------
TOTAL LIABILITIES                         $  1,746,431
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $373,158,959
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $384,343,338
Net unrealized depreciation (computed on
   the basis of identified cost)           (11,184,379)
------------------------------------------------------
TOTAL                                     $373,158,959
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2003
Investment Income
------------------------------------------------------
Interest                                  $ 29,289,397
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 29,289,397
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  2,299,840
Trustees' fees and expenses                     19,440
Custodian fee                                  142,913
Legal and accounting services                   79,635
Miscellaneous                                   36,791
------------------------------------------------------
TOTAL EXPENSES                            $  2,578,619
------------------------------------------------------

NET INVESTMENT INCOME                     $ 26,710,778
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(21,284,529)
   Interest rate swap contracts                (49,063)
------------------------------------------------------
NET REALIZED LOSS                         $(21,333,592)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 22,302,586
   Financial futures contracts                (119,329)
   Interest rate swap contracts                  9,192
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 22,192,449
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $    858,857
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 27,569,635
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             JANUARY 31, 2003  JANUARY 31, 2002
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     26,710,778  $     23,099,138
   Net realized loss                           (21,333,592)         (513,648)
   Net change in unrealized
      appreciation (depreciation)               22,192,449        (3,996,306)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $     27,569,635  $     18,589,184
----------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     93,176,293  $     90,001,189
   Withdrawals                                 (94,678,809)      (89,632,344)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $     (1,502,516) $        368,845
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     26,067,119  $     18,958,029
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    347,091,840  $    328,133,811
----------------------------------------------------------------------------
AT END OF YEAR                            $    373,158,959  $    347,091,840
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      YEAR ENDED JANUARY 31,
                                  ---------------------------------------------------------------
                                    2003         2002(1)        2001         2000         1999
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.71%         0.70%         0.72%        0.68%        0.67%
   Expenses after custodian
      fee reduction                   0.71%         0.70%         0.72%        0.67%        0.66%
   Net investment income              7.32%         6.69%         6.86%        6.25%        5.88%
Portfolio Turnover                      15%           24%           29%          58%          25%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                       7.72%         5.55%           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $373,159      $347,092      $328,134     $338,925     $390,909
-------------------------------------------------------------------------------------------------

 (1) The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on fixed-income securities. The effect of this change for the year ended January 31, 2002 on the ratio of net investment income to average net assets was less than 0.01%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   High Yield Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as a diversified open-end management investment company, which was organized as a trust under the laws of the State of New York on May 1, 1995. The Portfolio seeks to achieve high current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2003, the Eaton Vance High Yield Municipals Fund had a 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Interest Rate Swaps -- The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, the Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 F Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

 I Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e. income other than gains from the sales of securities). For the year ended January 31, 2003, the fee was equivalent to 0.63% of the Portfolio's average net assets for such period and amounted to $2,299,840. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $75,930,845 and $54,599,289, respectively, for the year ended January 31, 2003.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at January 31, 2003 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $377,959,755
    ------------------------------------------------------
    Gross unrealized appreciation             $ 19,445,002
    Gross unrealized depreciation              (31,167,665)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(11,722,663)
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2003.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   A summary of obligations under these financial instruments at January 31, 2003 is as follows:

                                   FUTURES CONTRACTS
    -------------------------------------------------------------------------------
    EXPIRATION                                                       NET UNREALIZED
    DATE(S)      CONTRACTS                                 POSITION  DEPRECIATION
    -------------------------------------------------------------------------------
          3/03   200 U.S. Treasury Bond                       Short  $     (114,045)
          3/03   200 U.S. Treasury Note                       Short          (5,284)
    -------------------------------------------------------------------------------
                                                                     $     (119,329)
    -------------------------------------------------------------------------------

       At January 31, 2003, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF HIGH YIELD MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Municipals Portfolio (the "Portfolio") as of January 31, 2003 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Yield Municipals Portfolio as of January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 2003

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust II (the Trust) and High Yield Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research, and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO            SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              186                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes      Trustee and Vice    Trustee and Vice   Chairman, President and          191              Director of EVC
 11/9/41                 President        President of the   Chief Executive Officer
                                         Trust since 1993;   of EVC, EV, EVM and
                                          of the Portfolio   BMR; Director of EV;
                                             since 1995      Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 registered
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund and Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO            SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              191           Trustee/Director of the
 3/26/31                                 Trust since 1993;   Partners, Inc.                                  Royce Funds (mutual
                                          of the Portfolio   (corporate relations                           funds) consisting of 17
                                             since 1995      and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  191           Director of Tiffany &
 III 2/23/35                             Trust since 1993;   Professor of Investment                        Co. (specialty retailer)
                                          of the Portfolio   Banking                                          and Telect, Inc.
                                             since 1995      Emeritus, Harvard                               (telecommunication
                                                             University Graduate                             services company)
                                                             School of
                                                             Business Administration.

 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               191                   None
 9/21/35                                 Trust since 1993;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1995      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEES (CONTINUED)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO            SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                186                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           171                   None
 2/21/30                                 Trust since 1993;   Consultant.
                                          of the Portfolio
                                             since 1995

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)
                          WITH THE            TERM OF
                         TRUST AND           OFFICE AND
      NAME AND              THE              LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH         PORTFOLIO            SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Thomas J. Fetter        President        President of the   Vice President of EVM and BMR.
 8/20/43                                 Trust since 1993;   Officer of 127 registered
                                          of the Portfolio   investment companies managed
                                            since 1995       by EVM or BMR.

 Robert B.             Vice President        Since 1993      Vice President of EVM and BMR.
 MacIntosh 1/22/57      of the Trust                         Officer of 126 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Thomas M. Metzold     Vice President        Since 1995      Vice President of EVM and BMR.
 8/3/58               of the Portfolio                       Officer of 9 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD, EV and EVC. Officer
                                                             of 191 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Barbara E.              Treasurer         Since 2002(2)     Vice President of EVM and BMR.
 Campbell 6/19/57     of the Portfolio                       Officer of 191 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 James L. O'Connor    Treasurer of the       Since 1993      Vice President of BMR, EVM and
 4/1/45                    Trust                             EVD. Officer of 113 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Ms. Campbell served as Assistant Treasurer since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF HIGH YIELD MUNICIPALS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE HIGH YIELD MUNICIPALS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

EATON VANCE HIGH YIELD MUNICIPALS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

416-3/03                                                                   HYSRC